UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 28, 2009


                              BLUGRASS ENERGY INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   333-135852
                            (Commission File Number)

                                   20-4952339
                        (IRS Employer Identification No.)

       3751 Appain Way, Suite #75, Lexington, Kentucky 40517-5929
             (Address of principal executive offices and Zip Code)

                                  859-552-6036
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM       5.02  DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;   ELECTION  OF
           DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 28, 2009, we appointed Aaron Lamkin to serve as a member of the board of directors and also appointed Elizabeth Sawyer as Chief Financial Officer and Secretary of the Company.

AARON LAMKIN

As an entrepreneur, Aaron Lamkin joined The Regency Group, LLC in 1999 and became a partner in 2000. Since then, Mr. Lamkin has formed several companies in the finance and real estate market. Today his primary business still remains The Regency Group, LLC. The Regency Group, LLC is a unique boutique investment company focusing on small and emerging markets. Mr. Lamkin has been involved in many mergers and acquisitions and continues to consult many companies on an ongoing basis. Mr. Lamkin graduated from Colorado State University with a Bachelors of Science degree in Restaurant & Resort Management in 1999.

ELIZABETH SAWYER

Elizabeth Sawyer has worked in sales and research at Oppenheimer & Co. Her experience also includes the preparation of financial forecasts, performance reports and researching and presenting capital expenditure requests to the senior management of American Airlines. In addition, Ms. Sawyer worked for the private merchant bank, Captiva Corporation as well in various capacities and roles at Nations Bank including the areas of investment banking, balance sheet management, capital and operating budgets, and various human resource assignments.

Ms. Sawyer has served on the Board of Trustees of University of the South as well as various leadership and chairmanship on a number of civic and volunteer efforts includes participation and leadership positions in the Cystic Fibrosis Foundation, Church of the Good Shepherd, Sayre School, Heritage Ranch and High Hope Steeplechase.

Ms. Sawyer graduated from the University of the South with a BA degree in Political Science in 1985 and holds an MBA from Duke University which she earned in 1988. Ms. Sawyer also holds a Series 7 and 63 licenses from the NASD.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BLUGRASS ENERGY INC.


/s/ Leslie A. Schaefer
-------------------------------
Leslie A. Schaefer
President

January 29, 2009